                                                                    EXHIBIT 10.9

                      PROFESSIONAL DEVELOPMENT INSTITUTE


SUMMARY OF LEASE AND MAINTENANCE


DOCUTECH WITH NETWORK SERVER

Lease Payments months 1-12                          $5,683.65
Lease Payments months 13-72                         $6,908.65

Months 1-12 includes warranty. No maintenance bills!!!

After month 12 PDI will need to select a maintenance plan.

Option 1
Volume Plan
Base maintenance $475/mo. each copy billed @ $.0088
Option 2
High volume plan
Base maintenance $2,995/mo. each copy billed @ $.004

(2) Xerox 5334ZTASF
60 month lease payments                             $297.61/mo. each
Each copy is billed @ $.0129

This Xerox Order Agreement covers transaction(s) checked below and incorporates the General Terms and Conditions on the reverse side of the Customer copy and other documents referenced below.
[_] Equipment Purchase (for Add-On)
[X] Term Lease (or Add-on)
[_] XLA
[_] Maintenance Only (including Price Plan Conversion)
[_] Maintenance
[_] Trial
[_] Supplies and Maintenance (SAM)
- --------------------------------------------------------------------------------
CUSTOMER NAME Professional Development Institute
- --------------------------------------------------------------------------------
PARENT COMPANY (IF DIFFERENT)
- --------------------------------------------------------------------------------
STREET ADDRESS 7100 Knott Blvd.
- --------------------------------------------------------------------------------
BOX NUMBER/ROUTING
- --------------------------------------------------------------------------------
CITY Buena Park, STATE CA ZIP 92801
- --------------------------------------------------------------------------------
INSTALLED AT, CUSTOMER NAME
- --------------------------------------------------------------------------------
NAME OVERFLOW
- --------------------------------------------------------------------------------
FLOOR, ROOM ROUTING
- --------------------------------------------------------------------------------
STREET ADDRESS
- --------------------------------------------------------------------------------
CITY        STATE        ZIP
- --------------------------------------------------------------------------------
COUNTY INSTALLED IN
- --------------------------------------------------------------------------------
Xerox Equipment Order Information
- --------------------------------------------------------------------------------
Qty    Xerox Product (Existing Serial # if in place.
       Price Plan Conversion, or add-on)
- --------------------------------------------------------------------------------
 1     NP1352
- --------------------------------------------------------------------------------
 1     NServ
- --------------------------------------------------------------------------------
 1     JM-1
- --------------------------------------------------------------------------------
Meter Read

1________   2_________
- --------------------------------------------------------------------------------
EQUIPMENT PURCHASE
- --------------------------------------------------------------------------------
                    Less Deductions
List Price      Trade-in         Other          Net Price
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Totals:   Total Net Price (Exclusive of Sales/Use
          Tax Maintenance and Supply Charges)
- --------------------------------------------------------------------------------
Financial Interactive Communication:[_]Yes [X]No  Metered Supplies:[_]yes [X]no
- --------------------------------------------------------------------------------
Term of Agreement                                 Total Prepaid ????????
    72 months                                       0
- --------------------------------------------------------------------------------
Total Monthly Minimum Lease Payment           $6,908.00
(Exclusive of Sales/Use Tax)
- --------------------------------------------------------------------------------
Purchase Option Amount:                       $8,600.00
- --------------------------------------------------------------------------------
Description of Maintenance Plan included in Total Monthly Lease Payment:
Unbundled
- --------------------------------------------------------------------------------
Copy Charges will be billed separately in accordance with the Maintenance Price List indicated
- --------------------------------------------------------------------------------
                                         K-16 Summer
Copy Allowance                           Option Code
                 -------------------                    ------------------------
                                         Excess Meter
Copy Change MTR 1                        Bill Code
                 -------------------                    ------------------------
Copy Change MTR 2
                 -------------------
Shift Coverage:                          Hours:
                 -------------------                    ------------------------
95 #
- --------------------------------------------------------------------------------
The interest payable for State/Local Government Term Lease subject to this order is $__________ (For Term Lease this assumes this option to purchase is exercised at end of lease period) at a rate of _________%.
- --------------------------------------------------------------------------------
                     Complete This Section for Maintenance
Unless modified by the customer in writing within 30 days of the contract expiration date, this contract will automatically be approved
- --------------------------------------------------------------------------------
Hardware Price
Plan Description:______Initial Term:_____?? Code_____Shift Coverage____Hours____
- --------------------------------------------------------------------------------
CPO (  ) Monthly Minimum___Copy Allowance___Excess Rate___Meter 1___Meter 2___
- --------------------------------------------------------------------------------
Gov't Firm Contract Option_____ Gov't Fiscal Year Option_____
Gov't Fiscal Year Begins__________ K-10 Summer Option Code______
- --------------------------------------------------------------------------------
Requested Delivery Date 10/9/95
                        -------
- --------------------------------------------------------------------------------
EXISTING XTI, CTI, RST Equipment to be removed
(List serial #'s Cert. Tag #)
- --------------------------------------------------------------------------------
CTI
- --------------------------------------------------------------------------------
Kodak 100
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S/N 387291
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Total Warranty Months
HARDWARE                 12
- --------------------------------------------------------------------------------
                              ADDITIONAL SUPPLIES
- --------------------------------------------------------------------------------
QTY.                  REORDER #           SUPPLY ITEM              UNIT PRICE
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Xerox Supply Contract #:
- --------------------------------------------------------------------------------
                          TAX EXEMPT  [_] Yes  [X] No
                        (Attach Exemption Certificates)
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                           PURCHASE ORDER INFORMATION
                            Attach original or copy
           (Purchase Order References are for Billing Purposes Only)
Customer Requires Purchase Order Number:        [_] Yes   [X] No
Purchase Order Numbers For This Order:
Equipment: ____________________________________________________________________
Maintenance: __________________________________________________________________
Other: ________________________________________________________________________
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                              CUSTOMER ACCEPTANCE
- --------------------------------------------------------------------------------
                                  Date     Yes
Xerox Price List       $65,316    9/95     [X]
                        ------    ----
                       $                   [_]
                        ------    ----
Maintenance Price List $65,316    9/95     [X]
                        ------    ----
Negotiated Contract #
                        ------    ----
Gov't Contract #
                        ------    ----
- --------------------------------------------------------------------------------
                                                   Dated        Yes     No
Equipment Purchase Terms and Conditions:           1/1/95       [_]     [_]
                                                   ------
Maintenance Per Loss Terms and Conditions:         1/1/95       [X]     [_]
                                                   ------
Term Lease Terms and Conditions:                   1/1/95       [X]     [_]
                                                   ------
Product Specification Street NP1352                9/95         [X]     [_]
                                                   ------
Equipment Trade-in Agreement                       1/1/95       [_]     [_]
                                                   ------
Other: Unbundled                                                [X]     [_]
       ---------                                   ------
Other: MA-20210                                                 [X]     [_]
       ---------                                   ------
Other:                                                          [_]     [_]
       ---------                                   ------
- --------------------------------------------------------------------------------
*Customer signatures below acknowledges receipt of documents (???? "yes" above) for incorporation into this agreement.*

Name                                          Phone
(Please Print)      KEITH FREADHOFF           Number (714) 578-5945
              --------------------------------       --------------
Signature       /s/ KEITH FREADHOFF
          ---------------------------------------------------------
Title   President/Ceo                         Date    9/26/95
      ---------------------------------------       ---------------
- --------------------------------------------------------------------------------
Sales Rep                                    Sales Rep
Emp. # AG8034                                Phone #   (714) 541-2200
       -------------------------------------          --------------------------
Sales Rep Order Acknowledgement          Tony S.A. Sanchez
                                ------------------------------------------------
Xerox Corporation
Signature
           ---------------------------------------------------------------------
                   Approved For [?????]
Title                                       Date
      -----------------------------------         ------------------------------
- --------------------------------------------------------------------------------
Form 60900 (1/1/95) XEROX              XEROX is a trademark of XEROX CORPORATION

Effective January 1, 1995 (Supersedes August 1, 1991)

                         AMENDMENT TO LEASE AGREEMENT
               (STANDARD WARRANTY / EXTENDED SERVICE WARRANTY /
                      FLAT RATE WARRANTY / PARTIAL TERM)

THIS AMENDMENT ("Amendment") modifies Term Lease or Xerox Lease Agreement
No. 95__
("Agreement") previously entered by the parties as specified below.

[_] Standard Warranty
Each at the first     (    ) monthly minimum lease payments of $      as
                 -----                                          ------
shown in the Agreement is changed to $     and there shall be no Excess Copy
                                      -----
or similar charges during this period.

[_] Extended Service
Monthly payments           through          will be changed to $         to
                -----------       ----------                    ---------
reflect the Extended Service Warranty portion of the Agreement and there shall be no Excess Copy or similar charges during this period.

[_] Flat Rate Warranty
Monthly payments           through         will be changed to $          to
                -----------       ---------                    ----------
reflect the Flat Rate Warranty portion of the Agreement and there shall be no Excess Copy or similar charges during this period.

[X] Other
Monthly payments 1 through 12 will be changed to $5,683.65 to reflect application of an additional payment discount.

Monthly payments l3 through 72 will be changed to the amount shown In the Agreement, subject, however, to any increase in the Maintenance Component of the monthly minimum lease payment allowable under the applicable terms and conditions, and you shall pay for any Excess Copy or similar charges during this portion of the contract and any renewals thereof.

Except where this Amendment is in conflict with the Agreement, all terms and conditions of the Agreement shall remain in full force and effect.

THE PERSON SIGNING THIS AMENDMENT WARRANTS THAT HE / SHE IS A DULY AUTHORIZED REPRESENTATIVE OF YOU AND HAS THE AUTHORITY TO EXECUTE THIS AMENDMENT ON YOUR BEHALF.

Customer:    KEITH FREADHOFF
         --------------------
By:
         --------------------

    /s/ KEITH FREADHOFF
- -----------------------------
Customer's Signature

President/CEO
- -----------------------------
Customer's Title

                                                                 January 1, 1995
                         TRADE-IN TERMS AND CONDITIONS

The following terms and conditions are in addition to the General Terms and Conditions contained on the reverse side of the Order Agreement.

1. OWNERSHIP. You warrant that you own and have the right to transfer the Equipment listed below, including current Options and Accessories ("Trade-in Equipment"), free and clear of all claims, liens and encumbrances. Title and risk of loss to the Trade-In Equipment shall pass to Xerox upon removal from your premises. You further warrant that the Trade-In Equipment has been installed and performing its intended function for the previous year at the installation address of the replacement Equipment being installed ("Replacement Equipment").

     TRADE-IN EQUIPMENT MANUFACTURER; MODEL AND SERIAL NUMBERS                   TRADE-IN ALLOWANCE
     Kodak 100                                                                   $  7,000
     ---------------------------------------------------------                    -----------------
                                                                                 $
     ---------------------------------------------------------                    -----------------
                                                                                 $
     ---------------------------------------------------------                    -----------------


2. CONDITION. You warrant that the Trade-In Equipment is in good working order and has a UL label attached. If the Trade-In Equipment is Xerox
     Equipment, you also warrant that it has a Xerox serial number plate attached and has not been altered from the original manufactured configuration except for Xerox initiated upgrades or retrofits. If the Trade-In Equipment is non-Xerox Equipment, you warrant that it has not been modified, except in accordance with UL approved procedures. You further warrant that all data files have been deleted or are of a nature which is not sensitive for disclosure to others. You will maintain the Trade-In Equipment in substantial its present condition until removal by Xerox, and will remove all supplies from the Trade-In Equipment prior to removal Xerox.

3. DELIVERY AND REMOVAL. The Trade-In Equipment must be located at the installation address of the Replacement Equipment and shall be removed by Xerox at the same time that you accept delivery of the Replacement Equipment. The standard removal charge will be waived, except for unusual expenses.

4. EARLY TERMINATION. If the Trade-In Equipment is Xerox Equipment, any applicable Xerox Maintenance Plan or Software License will be deemed terminated asotedate the Trade-In Equipments removed. Early Termination charges will be waived if the Replacement Equipment is Leased Equipment or Rental Equipment, or is otherwise subject to a Xerox Maintenance Plan or express warranty in excess of 12 months.

5.   APPLICATION OF TRADE-IN ALLOWANCE. You may apply the Trade-In Allowance as follow's.

     To Unfilled Xerox Finance Agreement on Trade-In Equipment:                           $
                                                                                            -------------------------------------
     To Purchase Price of Replacement* Equipment:                                         $  7,000
                                                                                            -------------------------------------
     To Monthly Invoices Issued for Equipment Services Agreements @ 1/24 per Month:       $
                                                                                            -------------------------------------
     To Non-Cash Discounts:                                                               $
                                                                                            -------------------------------------

6. PAYMENT OF CARRYING CHARGES. For Trade-In Equipment subject to a Xerox Finance Agreement (i.e., Equipment purchased on an installment payment basis or leased from Xerox), you shall pay all maintenance, administrative and finance charges for the Trade-In Equipment accuring under the Xerox
     Finance agreement after monthly payment number     through the date title
                                                   -----
     to the Trade-In Equipment passes to Xerox. Xerox will send you monthly invoices for these amounts.

EFFECTIVE MARCH 1, 1995


                         AMENDMENT TO LEASE AGREEMENT
                            (MAINTENANCE EXCLUDED)

THIS AMENDMENT ("Amendment") modifies Term Lease or Xerox Lease Agreement entered by the parties on or about 9/26, 1995 {"Agreement"). Except to the extent modified by this Amendment, all of the terms and conditions of the AGreement remain in full force and effect.

1. The Agreement is modified so that your obligation to pay the Maintenance Component of the monthly lease payments and Xerox obligation to maintain the Leased Equipment ar eliminated form the agreement.

2. For the during of the Agreement, you shall promtly enter, and maintain in full force and effect, at your expense, a Maintenance Services Agreement ("MSA") with Xerox for all of the Leased Equipment subject to the Agreement,a nd Xerox shall perform the serivces required by the MSA. A breach of such MSA by you or Xerox will also be deemed a breach of the Agreement.

3. You and Xerox agree that if you elect to terminate the Agreement in a manner either (a) specifically permitted without penalty under the Agreement or (b) deemed acceptable in a writing signed by both parties which specifically references this Amendment. Xerox shall not assess any Early Termination Charges otherwise payable under the MSA.

THE PERSON SIGNING THIS AMENDMENT WARRANTS THAT HE/SHE IS A DULY AUTHORIZED REPRESENTATIVE OF YOU AND HAS THE AUTHORITY TO EXECUTE THIS AMENDMENT ON YOUR BEHALF.


Customer:
         ------------------------------

By:      KEITH D. FREADHOFF
         ------------------------------

        /s/ KEITH D. FREADHOFF
- ---------------------------------------
Customer's Signature

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